November 21, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 21, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY UTILITIES FUND
Dated April 28, 2006

On October 30, 2006, the shareholders of Morgan Stanley Global Utilities Fund approved the merger of Morgan Stanley Global Utilities Fund into Morgan Stanley Utilities Fund (the ‘‘Merger’’). To ensure that existing Class B shareholders of Morgan Stanley Utilities Fund are not adversely affected by an increase in the 12b-1 fees paid by Class B shares as a result of the Merger, Class B shares of Morgan Stanley Utilities Fund held by shareholders upon the completion of the Merger, which is scheduled to occur on or about December 8, 2006 (the ‘‘Merger Date’’), will be converted into newly-created Morgan Stanley Utilities Fund Class Q shares on the Merger Date. The Class Q conversion is designed to ensure that, on the Merger Date, Class Q shares have the same expense ratio as the current Class B shares immediately prior to the Merger Date. However, Class Q will be closed to all new investments (except dividend reinvestments). A Class Q prospectus will be mailed to all Class Q shareholders on or about the Merger Date.

Effective as of the Merger Date, the 12b-1 fee that Class B shareholders may pay, as set forth in the fee table, will be changed from 0.16% to 1.00% (which is the maximum 12b-1 fee payable by Class B shares under the Morgan Stanley Utilities Fund's 12b-1 plan), and the total annual Fund operating expenses that Class B shareholders may pay, as set forth in the fee table, will be changed from 0.94% to 1.78%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

UTLSPT1